Supplement to the currently effective SUMMARY PROSPECTUSES, prospectus and STATEMENT OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS:

Deutsche CROCI® Equity Dividend Fund

Deutsche Mid Cap Value Fund

The Boards of Directors of each of the above-listed funds recently approved fund reorganizations designed to create operational and administrative efficiencies by realigning the funds into separate series of a trust. These reorganizations will be accomplished by reorganizing each of the funds from its current series of a Maryland corporation into a corresponding new series of an existing Massachusetts business trust. Each newly-created “shell” series will be substantially similar to its corresponding current series, except that the fund will be part of a trust instead of part of a corporation. On or about the effective date listed below, all of the assets and liabilities of the current series will be transferred to the corresponding new shell series in exchange for shares of beneficial interest of the new shell series, which shares will then be distributed to the stockholders of the current series in redemption of their interest in the current series. The proposed reorganizations do not require the approval of stockholders. Each reorganization is subject to receipt of an opinion of tax counsel that the transaction can be accomplished on a tax-free basis for federal income tax purposes.

Fund	Current Legal Entity	Proposed Legal Entity	Effective Date
Deutsche CROCI® Equity Dividend Fund	Deutsche Value Series, Inc.	Deutsche Investment Trust (to be known as Deutsche DWS Investment Trust on or about July 2, 2018)	August 1, 2018
Deutsche Mid Cap Value Fund	Deutsche Value Series, Inc.	Deutsche Investment Trust (to be known as Deutsche DWS Investment Trust on or about July 2, 2018)	August 1, 2018

Please Retain This Supplement for Future Reference

May 18, 2018

PRO_SAISTKR-423